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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                     FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       	                       June 21, 2002
                           -----------------------------
                   Date of Report (Date of Earliest Event Reported)


       Commission file number 			2-63322
                                   --------------------------------


                     INTERNATIONAL SHIPHOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


	  Delaware		  					 36-2989662
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(State or other jurisdiction of				(I.R.S. Employer
 incorporation or organization)		          Identification Number)


650 Poydras Street			New Orleans, Louisiana		     70130
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(Address of principal executive offices)					(Zip Code)


					       (504) 529-5461
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                  (Registrant's telephone number, including area code)


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Item 4.    Changes in Registrant's Certifying Accountant.

On June 21, 2002, the Board of Directors of International Shipholding Corporation (the "Company"), upon the recommendation of its Audit Committee, decided to dismiss Arthur Andersen LLP ("Andersen") as the Company's independent auditors and engaged Ernst and Young LLP ("E&Y") to serve as the Company's independent auditors for the remainder of the fiscal year 2002. Andersen's reports on the Company's consolidated financial statements for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's two most recent fiscal years and the subsequent interim period through the date of this Report, there were no disagreements between the Company and Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter dated June 24, 2002, stating that it has found no basis for disagreement with such statements. During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements and Exhibits

     (c) Exhibit

      Regulation S-K
      Exhibit Number			Document
      ----------------			-----------------------------------------
            16                      Letter from Arthur Andersen LLP, dated
                                    June 24, 2002, to the Securities and
                                    Exchange Commission



                               SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  INTERNATIONAL SHIPHOLDING CORPORATION


                         /s/  Gary L. Ferguson
                _____________________________________________
                            Gary L. Ferguson
                 Vice President and Chief Financial Officer


Date      6/24/02
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